PROSPECTUS                                                   DECEMBER 29, 1997

                            W  I  L  S  H  I  R  E
                            ----------------------
                              TARGET FUNDS, INC.
                            ----------------------
                          (INVESTMENT CLASS SHARES)
                          (HTTP://WWW.WILFUNDS.COM)

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    Wilshire Target Funds, Inc. (the "Fund") is an open-end investment company, known as a mutual fund. This prospectus offers Investment Class shares ("Shares") in each of four separate diversified portfolios (each, a "Portfolio" and collectively the "Portfolios"): LARGE COMPANY GROWTH PORTFOLIO, LARGE COMPANY VALUE PORTFOLIO, SMALL COMPANY GROWTH PORTFOLIO AND SMALL
COMPANY VALUE
PORTFOLIO. The goal of each Portfolio is to provide the investment results of a portfolio of publicly-traded common stocks in one of four sub-categories of companies from the Wilshire 5000 Index which meet certain criteria established by the Fund's investment adviser. See "Description of the Fund." No Portfolio is an index fund.

    Wilshire Associates Incorporated ("Wilshire") serves as the Fund's investment adviser. First Data Investor Services Group, Inc. ("Investor Services Group") serves as the Fund's administrator and transfer agent. First Data Distributors, Inc. ("FDDI") serves as the Fund's distributor.

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This prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

    The Statement of Additional Information dated December 29, 1997, which may be further revised from time to time, provides a further discussion of certain topics in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission
("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at P.O. Box 5170, Westborough, Massachusetts 01581-5120, or call 1-888-200-6796. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, information incorporated by reference to this Prospectus and the Statement of Additional Information and other information regarding registrants that file electronically with the SEC.

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    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal amount invested.
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            TABLE OF CONTENTS                         PAGE
                Fee Table ................................   2
                Condensed Financial Information ..........   3
                Description of the Fund ..................   5
                Investment Considerations and Risks ......   6
                Management of the Fund ...................   7
                How to Buy Fund Shares ...................   9
                Shareholder Services .....................  10
                How to Redeem Fund Shares ................  11
                Service and Distribution Plan ............  13
                Dividends, Distributions and Taxes .......  13
                Performance Information ..................  15
                General Information ......................  15
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND
EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE

    The purpose of the following table is to assist you in understanding the costs and expenses that the Fund and investors will bear, the payment of which will reduce investors' annual return. The information in the foregoing table is based on expenses incurred during the fiscal year ended August 31, 1997 for the Portfolios, except that the Management Fees for the Large Company Growth and Large Company Value Portfolios were restated to reflect the elimination of a waiver of management fees and the 12b-1 fees for each Portfolio were restated to reflect anticipated changes in 12b-1 fees due to a change from a shareholder servicing plan to a service and distribution plan. See "Management of the Fund -- Investment Adviser."

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
                                                           LARGE        LARGE        SMALL        SMALL
                                                          COMPANY      COMPANY      COMPANY      COMPANY
                                                          GROWTH        VALUE       GROWTH        VALUE
                                                         PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                        -----------  -----------  -----------  -----------
ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
Management Fees ......................................        0.25%        0.25%       0.10%*       0.10%*
12b-1 Fee **..........................................        0.15%        0.15%       0.15%        0.15%
Other Expenses .......................................        0.81%        0.93%       1.20%        0.90%
                                                        ----------   ----------   ---------    ---------
Total Fund Operating Expenses ........................        1.21%        1.33%       1.45%        1.15%

 * Reflects voluntary waivers which will remain in effect until notice to the Board of Directors by
Wilshire. See
   "Management of the Fund -- Investment Adviser." Absent such fee waivers, the ratio of advisory fees to average net
   assets for each Portfolio would be 0.25%.

** Each Portfolio may pay annually up to 0.25% of its average daily net assets as reimbursement for expenses incurred
   under its Rule 12b-1 Plan.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                            1 Year    $ 12   $ 13   $ 15  $ 12
                                            3 Years   $ 38   $ 41   $ 45  $ 36
                                            5 Years   $ 65   $ 72   $ 78  $ 62
                                           10 Years   $144   $157   $170  $137
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    THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE
OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE
INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN
GREATER OR
LESS THAN 5%.
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    The Fund anticipates the Portfolios' total fund operating expenses to be as follows for the fiscal year ended August 31, 1998:

                  ANTICIPATED TOTAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)

    LARGE COMPANY        LARGE COMPANY     SMALL COMPANY      SMALL COMPANY
   GROWTH PORTFOLIO     VALUE PORTFOLIO   GROWTH PORTFOLIO   VALUE PORTFOLIO
------------------------  ---------------  ------------------  ---------------
        0.85%                0.97%             1.32%              0.85%

    You can purchase Shares without charge directly from FDDI; you may be charged a nominal fee if you effect transactions in Shares through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Service and Distribution Plan."

                       CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------

    The information for the Shares for the fiscal years ended August 31, 1993, 1994, 1995, 1996 and 1997 in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report is incorporated by reference in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a Share outstanding throughout the period, total investment return, ratios to average net assets and other supplemental data for each Portfolio for each period indicated. This information has been derived from each Portfolio's financial statements.

                                     LARGE COMPANY GROWTH PORTFOLIO                        LARGE
COMPANY VALUE PORTFOLIO
                          -----------------------------------------------------  --------------------------------------------------
                                          YEAR ENDED AUGUST 31,                                YEAR ENDED AUGUST
31,
                          -----------------------------------------------------  --------------------------------------------------
                             1997       1996       1995       1994     1993*        1997      1996     1995      1994
1993*
                          ---------  ---------  ---------  --------  --------    --------  --------  -------  --------  -------
Net asset value,
 beginning of year .....     $19.35     $16.34     $13.31    $12.74    $12.50      $17.80    $16.02   $13.99
$15.18   $12.50
                             ------     ------     ------    ------    ------      ------    ------   ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..       0.04***    0.07       0.10      0.15      0.21        0.47***   0.85     0.34      0.36
0.54
Net realized and
 unrealized gain/
 (loss) on investments .       7.29       3.45       3.03      0.65      0.10        5.13      1.91     2.19     (0.90)
2.30
                             ------     ------     ------    ------    ------      ------    ------   ------    ------   ------
TOTAL FROM INVESTMENT
  OPERATIONS ...........       7.33       3.52       3.13      0.80      0.31        5.60      2.76     2.53     (0.54)
2.84
                             ------     ------     ------    ------    ------      ------    ------   ------    ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ....      (0.03)     (0.12)     (0.10)    (0.23)    (0.07)      (0.60)    (0.47)   (0.40)    (0.36)
(0.16)
Distributions from
  capital gains ........      (2.73)     (0.39)        --        --        --       (2.31)    (0.51)   (0.10)    (0.29)      --
                             ------     ------     ------    ------    ------      ------    ------   ------    ------   ------
TOTAL DISTRIBUTIONS ....      (2.76)     (0.51)     (0.10)    (0.23)    (0.07)      (2.91)    (0.98)   (0.50)
(0.65)   (0.16)
                             ------     ------     ------    ------    ------      ------    ------   ------    ------   ------
Net asset value, end of
  year .................     $23.92     $19.35     $16.34    $13.31    $12.74      $20.49    $17.80   $16.02    $13.99
$15.18
                             ======     ======     ======    ======    ======      ======    ======
======    ======   ======
Total return (a) .......      40.91%     21.90%     23.67%     6.34%     2.46%**    34.27%    17.52%   18.97%
(3.61)%   22.93%**
                             ======     ======     ======    ======    ======      ======    ======
======    ======   ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's) ...........    $73,480    $19,035    $21,348    $8,424    $8,061     $13,989   $17,960  $22,926
$12,158   $8,116
Operating expenses
  including
  reimbursement/waiver/
  custody earnings credit      0.81%      0.93%      0.84%     0.68%       --        0.91%     0.89%    0.81%
0.58%      --
Operating expenses
  excluding cusotody
  earnings credit ......       0.91%        --         --        --        --        0.96%       --       --        --       --
Operating expenses
  excluding
  reimbursement/waiver/
  custody earnings credit      1.09%      0.96%      1.05%     1.39%     1.14%**     1.18%     0.92%    1.02%
1.18%    1.32%**
Net investment income
  including
  reimbursement/waiver/
  custody earnings credit      0.20%      0.39%      0.94%     1.18%     1.66%**     2.51%     3.12%    3.77%
4.02%    4.27%**
Portfolio turnover rate          43%        44%        30%       22%       12%**       65%       56%      58%
47%      22%**
Average commission rate
  paid (b) .............    $0.0247    $0.0312         --        --        --     $0.0222   $0.0269       --        --       --
--------------------------------------------------------------------------------------------------------------------------------
---

  * Large Company Growth Portfolio and Large Company Value Portfolio Investment Class shares commenced operations on
    September 30, 1992.
 ** Non-annualized
*** The selected per share data was calculated using the weighted average shares outstanding method for the year.
(a) Total return represents aggregate total return for the period indicated.
(b) Average commission rate paid per share of portfolio securities purchased and sold by the Portfolio.

                                     SMALL COMPANY GROWTH PORTFOLIO                        SMALL
COMPANY VALUE PORTFOLIO
                          -----------------------------------------------------  --------------------------------------------------
                                          YEAR ENDED AUGUST 31,                                YEAR ENDED AUGUST
31,

                          ---------------------------------------------------  --------------------------------------------------


                            1997       1996       1995       1994     1993*        1997      1996      1995      1994     1993*
                          ---------  ---------  ---------  --------  --------    --------  --------  --------  --------  --------
Net asset value,
 beginning
 of year ...............     $18.56     $18.55     $15.39    $16.03    $12.50      $15.92    $15.41    $14.32    $14.81
$12.50
                             ------     ------     ------    ------    ------      ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/
  (loss) ...............      (0.17)***  (0.19)     (0.07)    (0.04)     0.08        0.40***   0.56      0.55      0.45
0.35
Net realized and
 unrealized gain/(loss)
 on investments ........       2.38       3.06       3.54      0.90      3.48        4.27      0.95      1.06     (0.45)
2.10
                             ------     ------     ------    ------    ------      ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT
  OPERATIONS ...........       2.21       2.87       3.47      0.86      3.56        4.67      1.51      1.61      0.00
2.45
                             ------     ------     ------    ------    ------      ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ....         --         --         --        --     (0.03)      (0.75)    (0.56)    (0.45)    (0.33)
(0.14)
Distributions in excess
  of net investment income       --         --         --     (0.07)       --          --        --        --        --        --
Distributions from
capital gains ..........      (4.16)     (2.86)     (0.31)    (1.43)       --       (2.59)    (0.44)    (0.07)    (0.16)       --
                             ------     ------     ------    ------    ------      ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS ....      (4.16)     (2.86)     (0.31)    (1.50)    (0.03)      (3.34)    (1.00)    (0.52)
(0.49)    (0.14)
                             ------     ------     ------    ------    ------      ------    ------    ------    ------    ------
Net asset value, end of
  year .................     $16.61     $18.56     $18.55    $15.39    $16.03      $17.25    $15.92    $15.41    $14.32
$14.81
                             ======     ======     ======    ======    ======      ======    ======
======    ======    ======
Total return (a) .......      15.16%     17.50%     23.04%     5.20%    28.50%**    33.73%    10.01%
11.84%    (0.01)%   19.72%**
                             ======     ======     ======    ======    ======      ======    ======
======    ======    ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's) ...........    $14,471    $18,049    $21,882   $11,188    $7,527     $20,299   $27,329   $25,978
$23,438   $15,155
Operating expenses
  including
  reimbursement/waiver/
  custody
  earnings credit ......       1.22%      1.01%      0.95%     0.74%       --        0.86%     0.88%     0.69%
0.50%       --
Operating expenses
  excluding
  cusotody earnings
  credit ...............       1.24%        --         --        --        --        0.90%       --        --        --        --
Operating expenses
  excluding
  reimbursement/waiver/
  custody
  earnings credit ......       1.45%      1.05%      1.16%     1.47%     1.40%**     1.15%     0.92%     0.91%
1.06%     1.32%**
Net investment income/
  (loss) including
  reimbursement/
  waiver/custody
  earnings credit ........   (1.05)%    (0.78)%    (0.54)%   (0.40)%     0.53%**     2.58%     3.13%     4.12%
3.64%     3.65%**
Portfolio turnover rate         105%        87%       111%       46%       55%**      105%       81%       86%
49%       27%**
Average commission rate
  paid (b) .............    $0.0175    $0.0200         --        --        --     $0.0223   $0.0238        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
---
  * Small Company Growth Portfolio and Small Company Value Portfolio Investment Class shares commenced operations on
    October 1, 1992 and September 30, 1992, respectively.
 ** Non-annualized.
*** The selected per share data was calculated using the weighted average shares outstanding method for
the year.
(a) Total return represents aggregate total return for the period indicated.
(b) Average commission rate paid per share of portfolio securities purchased and sold by the Portfolio.

    Further information about each Portfolio's performance is contained in the Fund's annual and semi-annual reports, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this
Prospectus.

                           DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The goal of each Portfol1io is to provide the investment results of a portfolio of publicly-traded common stocks in one of four sub-categories of companies from the Wilshire 5000 Index which meet certain criteria established by Wilshire as described herein. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

INVESTMENT APPROACH -- In June of each year, Wilshire identifies from the Wilshire 5000 Index, an index consisting of all publicly-traded common stocks in the United States, the stocks of the 2,500 companies with the largest market capitalizations (ranging between $213 billion and $244 million on the date of this prospectus). It then divides that universe of stocks, first, into those of the 750 companies with the largest capitalizations (ranging between $213 billion and $1.8 billion on the date of this prospectus), which constitute approximately

82% of the total market value of the stocks included in the Wilshire 5000 Index,

and, second, into those of the 1,750 next largest companies based on capitalization (ranging between $1.8 billion and $244 million on the date of this prospectus), which constitute approximately 13% of the total market value of the stocks included in the Wilshire 5000 Index (the stocks of the remaining companies constituted less than 5% of the total market value of the stocks included in the Wilshire 5000 Index on the date of this prospectus). From these large and small capitalization universes, Wilshire selects the stocks of those companies it believes to possess the characteristics of growth stocks and of value stocks, based on criteria discussed below. In this manner, Wilshire identifies from the four potential universes of companies the stocks which it may purchase for the Portfolios. Wilshire periodically reviews these selections and updates each potential universe of companies. The number of securities eligible for investment by a Portfolio at any time will vary, but is expected to range between 150 to 500 stocks.

  To determine whether a company's stock falls within the growth or value classification, Wilshire analyzes each company based on fundamental factors such as price to book value ratios, price to earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, Wilshire believes that companies with relatively low price to book ratios, low price to earnings ratios and higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

  By dividing companies into these four sub-categories, Wilshire attempts to offer investors market exposure to these types of companies. As described under "Investment Considerations and Risks" below, you should purchase a Portfolio's Shares only as a supplement to an overall investment program. To provide varying degrees of market exposure to these types of securities, various combinations of each Portfolio's Shares might be purchased.

MANAGEMENT POLICIES

  LARGE COMPANY GROWTH PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as large capitalization, growth companies.

  LARGE COMPANY VALUE PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as large capitalization, value companies.

  SMALL COMPANY GROWTH PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as small capitalization, growth companies.

  SMALL COMPANY VALUE PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as small capitalization, value companies.

  Each Portfolio attempts to remain fully invested in equity securities of companies which comprise its relative universe. When a Portfolio has cash pending investment or needs to meet potential redemptions, it may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal circumstances, the Fund anticipates that not more than 5% of the value of a Portfolio's total assets will be invested in any one category of such instruments, and that not more than 20% of the value of a Portfolio's total assets will be invested in all money market instruments. No Portfolio intends to invest in money market instruments or any other securities for defensive purposes. See the Statement of Additional Information for a description of these instruments. Each Portfolio may purchase stock index futures in anticipation of taking a market position when, in Wilshire's opinion,
available cash balances do not permit an economically efficient trade in the cash market. Each Portfolio may sell stock index futures to terminate existing positions it may hold as a result of its purchase of stock index futures.
 To the
extent the Fund, on behalf of a Portfolio, purchases or sells futures contracts, the Fund currently intends to use the New York Stock Exchange Composite Index, Value Line Composite Index or Standard & Poor's 500 Composite Stock Price
 Index.
The performance of the futures should not be expected to correlate identically with that of the particular index. In addition, each Portfolio may lend its portfolio securities. See also "Investment Considerations and Risks" below and "Investment Objective and Management Policies" in the Statement of Additional Information.

                     INVESTMENT CONSIDERATIONS AND RISKS
-------------------------------------------------------------------------------

GENERAL -- Each Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider a Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. See "Investment Objective and Management Policies -- Policies" in the Statement of Additional Information for a further discussion of certain risks.

  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investment securities will result in changes in the value of such Portfolio's Shares and thus the Portfolio's total return to investors. Moreover, the net asset value of one or more Portfolios could be adversely affected by adverse changes, real or anticipated, in companies that are generally characterized in the same manner as the companies the securities of which are held by the relevant Portfolio. For example, if large capitalization growth stocks fall out of favor with investors widely, irrespective of fundamentals, the net asset value of the Large Company Growth Portfolio should be expected to be adversely affected. Similar risks exist for the other Portfolios.

  Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolios' objectives will be met.

BORROWING MONEY -- Each Portfolio is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not purchase any additional securities.

USE OF DERIVATIVES -- Each Portfolio may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Portfolios may use are currently comprised of stock index futures. While Derivatives can be used effectively in furtherance of a Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value,
can decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares. Although no Portfolio will be a commodity pool, Derivatives subject a Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in certain Derivatives. Each Portfolio may invest in stock index futures contracts for hedging purposes without limit. However, no Portfolio may invest in such contracts for other purposes if the sum of the amount of initial margin deposits and the premiums paid for unexpired commodity options, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money
amount may be excluded in calculating the 5% limitation. See "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in
 the
Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Portfolio are made independently from those of other investment companies and accounts advised by Wilshire. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at approximately the same time as such Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

LENDING PORTFOLIO SECURITIES -- Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford a Portfolio an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S.
 Government
securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement
with the Portfolio and such Portfolio is delayed or prevented from recovering the collateral or completing the transaction.

FOREIGN SECURITIES -- Since the stocks of some foreign issuers are included in the Wilshire 5000 Index, each Portfolio's investments may include securities of such foreign issuers, which may subject such Portfolio to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities, and the possible
seizure or nationalization of foreign assets.

                            MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

INVESTMENT ADVISER -- Wilshire, located at 1299 Ocean Avenue, Santa Monica, California 90401-1085, was formed in 1972 and serves as the Fund's investment adviser. As of November 30, 1997, Wilshire managed approximately $7.7 billion in
assets. Under the terms of the Investment Advisory Agreement with the Fund, Wilshire, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, manages the investment of the assets of each Portfolio. The Portfolios' primary portfolio manager is Thomas D. Stevens, the President and Chairman of the Board of Directors of the Fund and a Senior Vice President of Wilshire. He has held the position of portfolio manager since the Portfolio's inception and has been employed by Wilshire since October 6, 1980. The Portfolios' other portfolio manager is identified in the Statement of Additional Information. Wilshire also provides research services for the Fund through a professional staff of portfolio managers and securities analysts. Wilshire is controlled by its President, Dennis Tito, who owned a majority of its outstanding voting stock as of September 30, 1997.

  Pursuant to the terms of an Investment Advisory Agreement dated July 11, 1996 (the "Advisory Agreement"), the Fund has agreed to pay Wilshire a fee computed daily and paid monthly at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets.

  Wilshire has voluntarily undertaken to waive a portion of its fee otherwise payable under the Advisory Agreement to .10 of 1% of the Small Company Growth Portfolio's and Small Company Value Portfolio's average daily net assets. The voluntary waiver may be terminated at any time by Wilshire by notice to the Directors of the Fund.

  For the fiscal year ended August 31, 1997, the Fund paid Wilshire an investment advisory fee at the effective annual rate of .10 of 1% of the value of the average daily net assets of each Portfolio, in each case after giving effect to an expense limitation set forth in the Advisory Agreement, which was in effect from July 11, 1996 through October 11, 1997, and voluntary waivers by
Wilshire.

  ADMINISTRATOR -- Investor Services Group, a subsidiary of First Data Corporation, 53 State Street, Boston, Massachusetts 02109, serves as the Fund's administrator pursuant to an Administration Agreement with the Fund. Under the terms of the Administration Agreement, Investor Services Group generally assists
in all aspects of the Fund's operations, other than providing investment advice,
subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. Pursuant to the terms of the Administration Agreement, dated May 31, 1996, the Fund has agreed to pay Investor Services Group a fee, computed
daily and paid monthly, at the annual rate of .15 of 1% of the value of the Fund's monthly average net assets up to aggregate assets of $1 billion, .10 of 1% of the Fund's monthly average net assets on the next $4 billion, and .08 of 1% the Fund's monthly average net assets on the excess net assets. In addition, the Fund has agreed to pay Investor Services Group an annual fee of $25,000 per each Portfolio and $2,000 for each additional class.

  CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT -- The Northern Trust Company, an Illinois trust company located at 50 South LaSalle Street, Chicago, Illinois 60675, is the custodian of the Fund's investments. Investor Services Group is also the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

  DISTRIBUTOR -- FDDI, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the distributor of the Shares. FDDI is an indirect wholly-owned subsidiary of First Data Corporation. FDDI is not compensated for its services as distributor.

  EXPENSES -- From time to time, Wilshire or Investor Services Group may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Wilshire or Investor
 Services
Group for any amounts which may be waived, nor will the Fund reimburse Wilshire or Investor Services Group for any amounts which may be assumed. Each of FDDI, Wilshire or Investor Services Group may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Fund.

  All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by FDDI, Wilshire or Investor
 Services
Group. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of FDDI, Wilshire or Investor Services Group or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of
independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses
and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular class of shares or Portfolio are charged against the assets of that class or Portfolio. Other expenses of the Fund are allocated between the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of
each Portfolio.

                            HOW TO BUY FUND SHARES
-------------------------------------------------------------------------------

  Shares are sold without a sales charge. You may be charged a fee if you effect transactions in Shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional Shares. The Fund reserves the right to reject any purchase order.

  The minimum initial investment in a Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer a Portfolio's Shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. For investors who purchase through a financial intermediary and hold their shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account, and not to the investors individually.

  You may purchase Shares by check or wire. Checks should be made payable to "Wilshire Target Funds, Inc." For subsequent investments, your Fund account number should appear on the check. Payments which are mailed should be sent to Wilshire Target Funds, Inc., P.O. Box 5170, Westborough, Massachusetts 01581-5620, together with your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio being purchased. Neither initial nor subsequent investments may be made by third party check.

Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to
Boston Safe Deposit and Trust Company (ABA #011001234), together with the name of the Fund and the Fund's DDA number, 065-587, for purchase of Shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund Shares is by wire, please call 1-888-200-6796 after completing your wire payment
to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

  Shares also may be purchased through the Wilshire Target Funds Accumulation Plan, described under "Shareholder Services." This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

  Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to:

  Boston Safe Deposit and Trust Company
  Fund Number ("160, 161, 162 or 163" for Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, respectively)
  Shareholder Account Number
  Account of (Registered Shareholder)

  Shares of each Portfolio are sold on a continuous basis at the net asset value per Share next determined after an order in proper form is received by the Transfer Agent. Net asset value per Share of each class of shares is determined as of the close of trading on the floor of the New York Stock Exchange
 (normally
4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value of the Portfolios, futures
contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per Share of a class of Shares of a
Portfolio is computed by dividing the value of the net assets attributable to that class of Shares (i.e., the value of the assets attributable to that class less liabilities attributable to that class) by the total number of Shares of that class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value
as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

  Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             SHAREHOLDER SERVICES
------------------------------------------------------------------------------

PORTFOLIO EXCHANGES -- You may purchase, in exchange for Shares of a Portfolio, Shares of the same class of one of the other Portfolios offered by the Fund or Shares of another class of the same Portfolio, to the extent such Shares are offered for sale in your state of residence and you meet the eligibility requirements (including minimum investment amounts) for the purchase of such Shares.

  To request an exchange, you must give exchange instructions to the Transfer Agent in writing. The Shares being exchanged must have a value of at least the applicable minimum initial investment, if any, required for the Portfolio and class into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-888-200-6796. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-888-200-6796. See "How to Redeem Fund Shares Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Portfolio into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, and the dividend and capital gain distribution option selected by the investor.

  Shares will be exchanged at their next determined net asset value. No fees currently are charged to shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of exchanges may be modified or terminated at any time upon notice to shareholders.

  The exchange of Shares of one Portfolio for Shares of another is treated for Federal income tax purposes as a sale of the Shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain
or loss.

WILSHIRE TARGET FUNDS ACCUMULATION PLAN -- Wilshire Target Funds Accumulation Plan permits you to purchase Portfolio Shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Shares are purchased by transferring funds from the bank account designated by you. At your
option, the bank account will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.
 To
establish a Wilshire Target Funds Accumulation Plan account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Wilshire Target Funds, Inc., P.O. Box 5170,
 Westborough,
Massachusetts 01581-5120, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available. To obtain details on Keogh Plans, IRAs and IRA "Rollover Accounts," SEP-IRAs and 403(b)(7) Plans, please call the following toll-free number: 1-888-200-6796.

                          HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------

GENERAL -- You may request redemption of your Shares at any time. Redemption requests should be transmitted in accordance with the procedures described below. When a request is received in proper form, the Fund will redeem the Shares at the next determined net asset value.

  Securities dealers, banks and other financial institutions may charge a nominal fee for effecting redemptions of a Portfolio's Shares. Any certificates representing a Portfolio's Shares being redeemed must be submitted with the redemption request. The value of the Shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

  The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form,
except as provided by the rules of the SEC.

  HOWEVER, IF YOU HAVE PURCHASED A PORTFOLIO'S SHARES BY CHECK OR THROUGH
THE
WILSHIRE TARGET FUNDS ACCUMULATION PLAN AND SUBSEQUENTLY SUBMIT A
WRITTEN
REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK
OR
WILSHIRE TARGET FUNDS ACCUMULATION PLAN ORDER, WHICH MAY TAKE EIGHT
BUSINESS
DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES
BY
WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE WILSHIRE TARGET FUNDS ACCUMULATION
PLAN ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES
WILL NOT
APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE
HAVE A
SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION
REQUEST.
PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER
RIGHTS OF
BENEFICIAL OWNERSHIP.

  Shares will not be redeemed until the Transfer Agent has received your Account
Application.

  The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

PROCEDURES -- You may redeem Shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

  You may redeem Shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a Telephone Redemption Privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of a Portfolio's Shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay,
such Portfolio's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your Shares by written request mailed to Wilshire Target Funds, Inc., P.O. Box 5170, Westborough, Massachusetts 01581-5120. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted
from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

  Redemption proceeds of at least $1,000 will be wired to any member bank of the
Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is
a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-888-200-6796. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans,
and Shares for which certificates have been issued, are not eligible for this privilege.

TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address.
You may telephone redemption instructions by calling 1-888-200-6796. Shares held
under Keogh Plans, IRAs or other retirement plans, and Shares for which certificates have been issued, are not eligible for this privilege.

                        SERVICE AND DISTRIBUTION PLAN
-------------------------------------------------------------------------------

  The Directors of the Fund have adopted a separate service and distribution plan (the "Service and Distribution Plan") with respect to the Shares of each Portfolio pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Service and Distribution Plan, the Fund reimburses FDDI, distributor of the Fund, at an annual rate of up to.25 of 1% of the value of the average daily net assets attributable to the Shares of each Portfolio for certain service and distribution expenses borne, or paid to others, by FDDI. Generally, the service fees covered under the Service and Distribution Plan are fees paid to securities dealers and other financial intermediaries for personal services to holders of the Shares of a Portfolio and/or for the maintenance of the accounts of the holders of the Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.To the extent that such service fees do not aggregate.25 of 1% of the value of the average daily net assets attributable to the Shares of a Portfolio, the Service and Distribution Plan also permits reimbursement for distribution expenses borne, or paid to others, by FDDI for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Shares of the Portfolio. The types of distribution expenses covered include, but are not limited to, the costs and expenses of direct marketing activities (including related travel, meals and lodging); the design, preparation, printing and distribution of promotional materials, advertising
 and
offering materials, and shareholder materials; the compensation of securities dealers and other financial intermediaries for sales activities; and related capital, overhead and interest expenses. Amounts payable under the Service and Distribution Plan relating to a Portfolio are charged to, and therefore reduce, income allocated to the Shares of that Portfolio.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

  Each Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

  The Fund intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. Dividends paid by a Portfolio derived from net investment income and distributions from net realized
short-term securities gains of the Portfolio will be taxable to U.S. shareholders as ordinary income for federal income tax purposes whether received in cash or reinvested in additional Shares. Depending upon the composition of a Portfolio's income, all or a portion of the dividends derived from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Shares and whether such distributions are received in cash or reinvested in Shares. The Code currently provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions will generally be subject to state and local taxes.

  Dividends from net investment income and distributions from net realized short-term securities gains paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S.
 residency
status. The tax consequences to foreign investors engaged in a trade or business
that is effectively connected with the United States may differ from the foregoing.

  Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

  Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute
backup withholding if the IRS determines a shareholder's TIN is incorrect or if a share-holder has failed to properly report taxable dividend and interest income on a Federal income tax return.

  A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record ownerof the account, and may be claimed as a credit on the record owner's Federal income
tax return.

  Management of the Fund believes that each Portfolio has qualified for the fiscal year ended August 31, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify. Such qualification relieves a Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and any capital gain net income with
respect to each year to avoid liability for this excise tax.

 The foregoing is a general summary of the U.S. Federal income tax consequences of investing in the Fund. You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                           PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

  For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolios. "Total return" is the change in value of an investment in a Portfolio for a specified period. The "average annual total return" of a Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one-, five- and ten year periods (or the life of the Portfolio if shorter).

  Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses, market conditions and the risks associated with a Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Comparative performance information may be used from time to time in advertising or marketing the Shares of the Portfolios, including data from the Wilshire 5000 Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar,
 Inc.
and other industry publications.

                             GENERAL INFORMATION
-------------------------------------------------------------------------------

  The Fund was incorporated under Maryland law on July 30, 1992, and commenced operations on September 30, 1992. The Fund is authorized to issue 600 million Shares of Common Stock (with 100 million allocated to each Portfolio and 50 million allocated to each of two classes of each Portfolio), par value $.001 per
Share.

  The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each Portfolio of the Fund is treated as a separate entity for certain matters under the 1940 Act and for other purposes, and a Shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As described below, for certain matters Fund Shareholders vote together as a group;
as to others they vote separately by Portfolio or by class.

  To date, the Board of Directors has authorized the creation of four series of Shares and an "Investment Class" and "Institutional Class" of Shares for each Portfolio. All consideration received by the Fund for Shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. Each Share of a class of a
 Portfolio
represents an equal proportionate interest in the Portfolio with each other class Share, subject to the liabilities of the particular class. Each class of Shares of a Portfolio participates equally in the earnings, dividends and assets
attributable to that class. The income attributable to, and the expenses of, one
class are treated separately from those of the other classes. Shares are fully paid and non-assessable. Should a Portfolio be liquidated, the holders of each class are entitled to Share pro rata in the net assets attributable to that class available for distribution to shareholders. The Board of Directors has the
ability to create, from time to time, new portfolios and additional classes without shareholder approval. Shares have no pre-emptive or conversion rights.

 Institutional Class Shares, which are generally available only to institutions investing at least $5 million in a Portfolio, bear no 12b-1
(Shareholder Service
Plan) fee and, consequently, the investment returns of Institutional Class Shares are expected to exceed those of Investment Class Shares. For more information regarding eligibility to purchase Institutional Class Shares, call 1-888-200-6796 or contact your investment representative.

 Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holdersof at least 10% of the Shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of considering the removal of a Director from office or for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting Shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders. Each Share has one vote and Shares of each Portfolio would be entitled to vote separately to approve investment advisory agreements or changes
in investment restrictions, but Shares of all Portfolios would vote together in the election of Directors or selection of accountants. Each class of a
 Portfolio
is also entitled to vote separately on any material increases in the fees under its Services and Distribution Plan or on any other matter that affects solely that class of Shares, but will otherwise vote together with all other classes of
Shares of the Portfolio on all other matters on which stockholders are entitled to vote.

  The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. Certificates for Shares will not be issued unless specifically requested.

  Shareholder inquiries may be made by writing to the Fund at P.O. Box 5170, Westborough, Massachusetts 01581-5120, or by calling toll free 1-888-200-6796.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S
OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST
NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES
NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM,
SUCH
OFFERING MAY NOT LAWFULLY BE MADE.


Money Market Fund
You may exchange shares of a Wilshire Target Fund Portfolio for shares of a money market fund.
Please call 1-888-200-6796 to obtain a prospectus and more information on how to exchange into the money market fund.


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